 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 12, 2021 (August 11, 2021)

Date of Report (Date of earliest event reported)

Aprea Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39069	84-2246769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Boylston Street Boston, Massachusetts (Address of principal executive offices)	02116 (Zip Code)

Registrant's telephone number, including area code: (617) 463-9385 (Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	APRE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition

On August 12, 2021, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2021 and an update on the Company’s operations for the same period. The Company is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On August 11, 2021, Aprea Therapeutics, Inc. (“Aprea”) was notified by the U.S. Food and Drug Administration (FDA) that it placed a clinical on its clinical trial evaluating eprenetapopt with acalabrutinib or with venetoclax and rituximab in lymphoid malignancies. There is one CLL patient currently on study treatment receiving eprenetapopt in combination with venetoclax and rituximab. This patient may continue to receive study treatment as long as the patient is deriving clinical benefit. No additional patients can be enrolled until the clinical hold is resolved. Aprea intends to work closely with the FDA to address the specific questions raised and seek to resolve the clinical hold as soon as possible.

On August 12, 2021, the Company issued a press release announcing the clinical hold. A copy of this press release is filed herewith as Exhibit 99.2 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release issued by Aprea Therapeutics, Inc. dated August 12, 2021.
99.2	Press release issued by Aprea Therapeutics, Inc. dated August 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aprea Therapeutics, Inc.

Dated: August 12, 2021	By:	/s/ Christian S. Schade
	Name:	Christian S. Schade
	Title:	Chairman and Chief Executive Officer